THE HUNTINGTON FUNDS

HUNTINGTON MID CORP AMERICA FUND

CLASS A SHARES

TRUST SHARES

SUPPLEMENT DATED OCTOBER 1, 2013 TO THE PROSPECTUS DATED APRIL 30, 2013

NOTICE OF REORGANIZATION OF THE MID CORP AMERICA FUND

INTO THE SITUS FUND

At a meeting of the Board of Trustees of the Huntington Mid Corp America Fund (the “Mid Corp America Fund”) held on September 26, 2013, the Trustees approved a proposal to reorganize the Mid Corp America Fund into the Huntington Situs Fund (the “Situs Fund”). The Mid Corp America Fund will liquidate by transferring substantially all of its assets to the Situs Fund (the “Reorganization”). Class A shares of the Mid Corp America Fund will be exchanged for Class A shares of the Situs Fund. Trust Class shares of the Mid Corp America Fund will be exchanged for Trust Class shares of the Situs Fund. Shareholders will not incur any sales charges or other transaction charges as a result of the Reorganization. After the Reorganization, the Situs Fund will retain its current investment goals and strategies and current portfolio manager.

Class A Shares and Trust Shares of the Mid Corp America Fund are closed to all new and subsequent investments effective as of the close of business on December 9, 2013. If you participate in an Automatic Investment Plan, automatic deductions will roll over automatically to the Situs Fund from your bank account on or after December 9, 2013. If your Automatic Investment Plan is held at a financial intermediary, you should consult with the appropriate representative to confirm that your automatic investments will roll over to the Situs Fund as a result of the Reorganization.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Pending distribution of a Prospectus/Information Statement to shareholders, the Reorganization is scheduled to take place at the close of business on or about December 13, 2013.

Also, effective December 13, 2013, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Situs Fund to the extent necessary in order to limit the Situs Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.03% and 1.28% of the Trust Shares and Class A Shares daily net assets, respectively, through April 30, 2015. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

You may obtain additional information by calling the Huntington Funds at 1-800-253-0412.

Please retain this Supplement for future reference.